Long-Term Debt	12 Months Ended
Dec. 31, 2023
Debt Disclosure [Abstract]
Long-Term Debt	Long-Term Debt, net
Total long-term debt, net consisted of the following:

	December 31, 2023	December 31, 2022
Credit Facility	$411	$900
6.000% Senior Notes due 2027	600	600
5.875% Senior Notes due 2028	400	400
7.000% Senior Notes due 2028	500	—
4.500% Senior Notes due 2029	800	800
4.500% Senior Notes due 2030	800	800
Lease-related financing obligations	94	94
Total long-term debt	3,605	3,594
Less: debt issuance costs	25	23
Total long-term debt, net	$3,580	$3,571
At December 31, 2023, scheduled future debt maturities were as follows:

2024	$—
2025	—
2026	—
2027	1,011
2028	900
Thereafter	1,694
Total	$3,605
Senior Notes
The terms of each tranche of the Partnership’s senior notes (the “Senior Notes”) are governed by indentures among the Partnership and Sunoco Finance Corp. (together, the “Issuers”), and certain other subsidiaries of the Partnership (the “Guarantors”) and U.S. Bank National Association, as trustee. The Senior Notes are senior obligations of the Issuers and are guaranteed by all of the Partnership’s existing subsidiaries and certain of its future subsidiaries. The Senior Notes and guarantees are unsecured and rank equally with all of the Issuers’ and each Guarantor’s existing and future senior obligations. The Senior Notes and guarantees are effectively subordinated to the Issuers’ and each Guarantor’s secured obligations, including obligations under the Partnership’s Credit Facility (as defined below), to the extent of the value of the collateral securing such obligations, and structurally subordinated to all indebtedness and obligations, including trade payables, of the Partnership’s subsidiaries that do not guarantee the Senior Notes.
On September 20, 2023, we and Sunoco Finance Corp. completed a private offering of $500 million in aggregate principal amount of 7.000% senior notes due 2028. These notes will mature on September 15, 2028 and interest is payable semi-annually on March 15 and September 15 of each year. The Partnership used the proceeds from the private offering to repay a portion of the outstanding borrowings under our Credit Facility.
The 6.000% Senior Notes due 2027 will mature on April 15, 2027 and interest is payable semi-annually on April 15 and October 15 of each year. The 5.875% Senior Notes due 2028 will mature on March 15, 2028 and interest is payable semi-annually on March 15 and September 15 of each year. The 4.500% Senior Notes due 2029 will mature on May 15, 2029 and interest is payable semi-annually on May 15 and November 15 of each year. The 4.500% Senior Notes due 2030 will mature on April 30, 2030, and interest is payable semi-annually on April 30 and October 30 of each year.
Energy Transfer guarantees collection to the Issuers with respect to the payment of the principal amount of the 5.875% Senior Notes due 2028. Energy Transfer is not subject to any of the covenants under the Indenture.
Credit Facility
On April 7, 2022, we entered into a Second Amended and Restated Credit Agreement among the Partnership, as borrower, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent, collateral agent, swingline lender and a letter of credit issuer (the “Credit Facility”). The Credit Facility is a $1.50 billion revolving credit facility which matures on April 7, 2027 (which date may be extended in accordance with the terms of the Credit Facility). The Credit Facility can be increased from time to time upon our written request, subject to certain conditions, up to an additional $500 million.
Borrowings under the Credit Facility will bear interest at a base rate (a rate based off of the higher of (a) the Federal Funds Rate (as defined in the Credit Facility) plus 0.500%, (b) Bank of America’s prime rate and (c) one-month Term SOFR (as defined therein)
plus 1.00%), in each case plus an applicable margin ranging from 1.250% to 2.250%, in the case of a Term SOFR loan, or from 0.250% to 1.25%, in the case of a base rate loan (determined with reference to the Partnership’s Net Leverage Ratio as defined in the Credit Facility). Upon the first achievement by the Partnership of an investment grade credit rating, the applicable margin will decrease to a range of 1.125% to 1.750%, in the case of a Term SOFR loan, or from 0.125% to 0.750%, in the case of a base rate loan (determined with reference to the credit rating for the Partnership’s senior, unsecured, non-credit enhanced long-term debt and the Partnership’s corporate issuer rating). Interest is payable quarterly if the base rate applies, and at the end of the applicable interest period Term SOFR applies. In addition, the unused portion of the Partnership’s Credit Facility will be subject to a commitment fee ranging from 0.250% to 0.350%, based on the Partnership’s Net Leverage Ratio. Upon the first achievement by the Partnership of an investment grade credit rating, the commitment fee will decrease to a range of 0.125% to 0.350%, based on the Partnership’s credit rating as described above.
The Credit Facility requires the Partnership to maintain a Net Leverage Ratio of not more than 5.50 to 1.00 before the first achievement by the Partnership of an investment grade credit rating, and from and after the first occurrence of an investment grade credit rating, a Net Leverage Ratio of not more than 5.00 to 1.00. The maximum Net Leverage Ratio is subject to upwards adjustment after the achievement by the Partnership of an investment grade credit rating to not more than 5.50 to 1.00 for a period not to exceed three fiscal quarters in the event the Partnership engages in certain specified acquisitions of not less than $50 million (as permitted under the Credit Facility). The Credit Facility also requires the Partnership to maintain an Interest Coverage Ratio (as defined in the Credit Facility) of not less than 2.25 to 1.00.
Indebtedness under the Credit Facility is secured by a security interest in, among other things, all of the Partnership’s present and future personal property and all of the present and future personal property of its guarantors, the capital stock of its material subsidiaries, and any intercompany debt. Upon the first achievement by the Partnership of an investment grade credit rating, all security interests securing the Credit Facility will be released.
As of December 31, 2023, the balance on the Credit Facility was $411 million, and $5 million in standby letters of credit were outstanding. The unused availability on the Credit Facility at December 31, 2023 was $1.084 billion. The weighted average interest rate on the total amount outstanding at December 31, 2023 was 7.54%. The Partnership was in compliance with all financial covenants at December 31, 2023. The Partnership’s net leverage ratio was 3.66 to 1.00 at December 31, 2023.
Lease-Related Financing Obligations
Southside Oil, LLC, a subsidiary of the Partnership, is a party to a sale leaseback transaction that did not meet the criteria for sale leaseback accounting. This transaction was accounted for as a financing arrangement over the course of the lease agreement. The obligations mature in varying dates through 2058, require monthly interest and principal payments, and bear interest at 11.865%. As of December 31, 2023 and 2022, the balance of the sale leaseback financing obligation was $85 million.
Lease-related financing obligations also include finance lease obligations of $9 million as of December 31, 2023 and 2022, as further discussed in Note 13.
Fair Value of Debt
The aggregate estimated fair value and carrying amount of our consolidated debt obligations as of December 31, 2023 were $3.5 billion and $3.6 billion, respectively. As of December 31, 2022, the aggregate fair value and carrying amount of our consolidated debt obligations were $3.4 billion and $3.6 billion, respectively. The fair value of our consolidated debt obligations is a Level 2 valuation based on the respective debt obligations' observable inputs for similar liabilities.